Exhibit 10.1
EXECUTION VERSION
SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 10th day of May, 2006, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Company”), GREAT LAKES ENERGY PARTNERS, L.L.C., a Delaware limited liability company (“GLEP”, and together with the Company and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Credit Agreement pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2004, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
WITNESSETH:
     WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to permit the Company to incur up to $250,000,000 in aggregate principal amount of additional subordinated indebtedness; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Amended Definitions. The following definitions set forth in Section 1 of the Credit Agreement shall be and they hereby are amended in their entirety to read as follows:
Senior Subordinated Notes means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture and (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture.
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Subordinated Debt means, collectively, (i) the Senior Subordinated Notes outstanding as of the Sixth Amendment Effective Date and (ii) unsecured Debt incurred after the Sixth Amendment Effective Date and prior to August 1, 2006, that has a scheduled maturity no earlier than six months after the Maturity Date and no later than ten years after the date such Debt is incurred and is otherwise incurred on substantially the same terms and conditions, including the subordination terms, as the Senior Subordinated Notes.
     1.2 Additional Definitions. The following definitions shall be and they hereby are added in appropriate alphabetical order to Section 1 of the Credit Agreement.
Sixth Amendment means that certain Sixth Amendment to Second Amended and Restated Credit Agreement, dated May 10, 2006, by and among the Borrowers, Agent and the Lenders.
Sixth Amendment Effective Date means the date the Sixth Amendment becomes effective.
     1.3 Modification of Permitted Debt. Clause (vii) of Section 13(e) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (vii) Subordinated Debt; provided, that the aggregate outstanding principal amount of such Debt does not exceed $600,000,000 at any time.
SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.
     2.1 Execution and Delivery. Each Borrower and each Guarantor shall have executed and delivered this Amendment.
     2.2 Representations and Warranties. The representations and warranties of each Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).
     2.3 No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.
     2.4 Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.
     2.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.
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SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:
     3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).
     3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Credit Agreement.
     3.3 Enforceability. This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 4. Miscellaneous.
     4.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     4.3 Legal Expenses. The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of special counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts
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and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrowers, the Lenders, and the Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
[Signature Pages Follow]
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     IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

GREAT LAKES ENERGY PARTNERS, L.L.C. a Delaware limited liability company

By:	Range Holdco, Inc.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President

By:	Range Energy I, Inc.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President
Sixth Amendment to Second Amended and Restated Credit Agreement — Signature Page

JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank and (successor by merger to Bank One, N.A. (Illinois)), as Agent and a Lender

By:

Name:	Wm. Mark Cranmer
Title:	Vice President
Sixth Amendment to Second Amended and Restated Credit Agreement — Signature Page

BANK OF SCOTLAND

By:

Name:
Title:

Sixth Amendment to Second Amended and Restated Credit Agreement — Signature Page

CALYON NEW YORK BRANCH

By:

Name:
Title:

By:

Name:
Title:

Sixth Amendment to Second Amended and Restated Credit Agreement — Signature Page

COMPASS BANK

By:

Name:
Title:

Sixth Amendment to Second Amended and Restated Credit Agreement — Signature Page

FLEET NATIONAL BANK

By:

Name:
Title:

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FORTIS CAPITAL CORP.

By:

Name:
Title:

By:

Name:
Title:

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NATEXIS BANQUES POPULAIRES

By:

Name:
Title:

By:

Name:
Title:

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COMERICA BANK

By:

Name:
Title:

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CAPITAL ONE, N.A. (f/k/a Hibernia National Bank)

By:

Name:
Title:

Sixth Amendment to Second Amended and Restated Credit Agreement — Signature Page

AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.)

By:

Name:
Title:

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HARRIS NESBITT FINANCING, INC.

By:

Name:
Title:

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KEY BANK

By:

Name:
Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

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UNION BANK OF CALIFORNIA, N.A.

By:

Name:
Title:

By:

Name:
Title:

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THE BANK OF NOVA SCOTIA

By:

Name:
Title:

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THE FROST NATIONAL BANK

By:

Name:
Title:

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CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to Second Amended and Restated Credit Agreement (the “Sixth Amendment”); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Sixth Amendment.

GUARANTORS:

RANGE ENERGY I, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE HOLDCO, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE PRODUCTION COMPANY a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President
Sixth Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation

RANGE ENERGY VENTURES CORPORATION, a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

GULFSTAR ENERGY, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE ENERGY FINANCE CORPORATION a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President
Sixth Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation

RANGE PRODUCTION I, L.P. a Texas limited partnership

By:	RANGE PRODUCTION COMPANY
Its general partner

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE RESOURCES, L.L.C. a Oklahoma limited liability company

By:	RANGE PRODUCTION COMPANY
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President

By:	RANGE HOLDCO, INC.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President
Sixth Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation